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                                                                    EXHIBIT 10.4

                              GUARANTEE LETTER


The Guangdong Zhaoqing South China Winfill Limited (Hereafter called Winfill) aquisist several subsidiary of Zhaoqing South China Bicycle (Holdings) Co., Limited (Hereafter called SCH) including the Steel Tube Factory, The Parts Factory and at the same time purchased the respective account receivable of SCH. The total balance of these receivable is RMB 5,206,882 (see attached) which have not been received by Winfill yet by Dec. 31, 1996. SCH herewith agrees to pay the equivalent amount to Winfill if Winfill cannot receive the respective receivable by June 31th 1997.

SCH agrees to guarantee the above with the land valued as RMB 27,000,000 located in 59th, Jianbing Road, Zhaoqing city (the Steel Tube Factory) which is now using by Winfill without reimbursement.

attachement:

Shenzhen China Bicycle (Holdings) Co., Ltd.      3,000,000.00
Chitech Co. Limited                                522,805.28
Randor Co., Limited                              2,206,882.41
Total:                                           5,729,687.60

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